                          INDEPENDENT AUDITORS' CONSENT

We  consent  to the use in the  Registration  Statement  No.  (333-  ) of  Medix
Resources, Inc. on Form S-3 of our report dated March 19, 2002, appearing in the
Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Experts" in such Prospectus.

                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

October 15, 2002
Denver, Colorado